                                                                    EXHIBIT 99.1


FOR FURTHER INFORMATION, PLEASE CONTACT:

Kelly Reese
724 Solutions
Public Relations
805.884.8306
kreese@724.com


               724 SOLUTIONS ANNOUNCES SECOND QUARTER 2003 RESULTS
              MOBILE OPERATOR REVENUE GROWS TO 79% OF TOTAL REVENUE

TORONTO, ON, (JULY 30, 2003) -724 Solutions (NASDAQ: SVNX; TSX: SVN), a leading provider of next-generation IP-based network and data services, today reported results for its second quarter ended June 30, 2003 (all figures are in U.S. dollars).

724 Solutions' total revenue in the second fiscal quarter was $3.0 million compared to $3.5 million in the previous quarter and $5.0 million for the same period last year. Revenue from the sale of products accounted for $1.6 million and revenue from the sale of services accounted for $1.4 million.

Pro forma net loss for the second quarter was $2.9 million, or $0.49 per share, compared to $3.9 million, or $0.65 per share, in the previous quarter and $7.3 million, or $1.22 per share for the same period last year. The company's pro forma net operating expenses were $5.9 million in the second quarter compared to $7.4 in the previous quarter and $12.3 million in the same period a year ago.

The net loss for the second fiscal quarter of 2003, computed using generally accepted accounting principles ("GAAP"), was $6.8 million or $1.14 per share, compared to $13.1 million or $2.19 per share in the second quarter of 2002.

The company ended the quarter with $25.3 million in cash, cash equivalents, short-term investments and restricted cash. The total cash burn in Q2 of $5.7 million was comprised of an operating cash burn of $3.2 million and cash restructuring and non-recurring charges of $2.5 million.

"We are encouraged by the deployments of our X-treme Mobility Gateway at Radiolinja Eesti, Radiolinja Finland and MTC-Vodafone Kuwait, and the continued subscriber adoption at Sprint PCS," said John Sims, chief executive officer, 724 Solutions. "We are optimistic about the growth of the global wireless data market for premium content services and believe our X-treme Mobility Suite will enable mobile operators to better capture a share of these opportunities."

"Conversion of our competitive wins to in-service, revenue producing deployments was a major focus for us this quarter," said Sims. Mobile operator wins announced in the second quarter:

MTC-VODAFONE-KUWAIT SELECTS 724 SOLUTIONS' X-TREME MOBILITY GATEWAY - 724 and International Turnkey Systems (ITS) implement WAP 2.0 technology for advanced data services.

RADIOLINJA FINLAND SELECTS 724 SOLUTIONS' X-TREME MOBILITY GATEWAY - XMG enables new content-rich data services in one of the world's most advanced wireless markets.

RADIOLINJA EESTI LAUNCHES MMS APPLICATIONS WITH 724 SOLUTIONS' WAP 2.0 GATEWAY - X-treme Mobility Gateway enables MMS games, photos and music.

In the second quarter, the company also announced the launch of its X-treme Mobile Data Applications, initially centered on collections management, fraud protection, banking and credit card management. These actionable alerts-based applications will provide mobile network operators an immediate opportunity for revenue through the expansion of their relationship with their enterprise clients. 724 Solutions and our mobile operator partners were selected for several pilots of these applications, which are currently underway.

CONFERENCE CALL INFORMATION
The company will host a conference call to discuss the results on July 31, 2003 at 8:30a.m. EDT. The conference call will be available over the Internet through the company's Web site at www.724.com or by telephone at 416-641-6444. A replay will be available for 48 hours following the conference call and can be accessed by dialing 800-558-5253, pass code 21152972.

ABOUT 724 SOLUTIONS
724 Solutions (NASDAQ: SVNX; TSX: SVN) delivers reliable, scalable technology and solutions that allow mobile network operators to rapidly deploy flexible and open next generation IP-based network and data services. Additionally, in conjunction with mobile operator partners, the company provides a series of actionable alerting solutions to enterprises to assist them in lowering operating costs and improving customer relationship management. 724 Solutions is a global company with development operations in North America, Switzerland and Germany with headquarters in Toronto, Canada. For more information, visit www.724.com
-----------

This press release contains statements of a forward-looking nature. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements include the statements herein regarding: the services and products that will be offered by 724 Solutions, the benefits that businesses will obtain from these services and products, future demand for these services and products, our future operating cash performance and the sufficiency of our cash resources. The accuracy of these statements may be impacted by a number of business risks and uncertainties that could cause actual results to differ materially from those projected or anticipated, including the risk that 724 Solutions will be unable to deploy the solutions and products stated herein, the risk that the demand for these solutions and products, or for 2.5G and 3G networks, will not increase as presently anticipated, the risk that general economic conditions will not improve, and other risks described in 724 Solutions' Securities and Exchange Commission filings, including its annual report on Form 10-K and its quarterly reports on Form 10-Q. These risks are also described in 724 Solutions' filings with the Canadian Securities Administrators. 724 Solutions does not undertake any obligation to update this forward-looking information, except as required under applicable law.

724 SOLUTIONS INC.
SUMMARY OF OPERATIONS (UNAUDITED)
(IN 000'S OF U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)


                                                         THREE MONTHS ENDED                             SIX MONTHS ENDED
                                         --------------------------------------------------    -------------------------------------
                                           JUNE 30, 2003     MARCH 31, 2003   JUNE 30, 2002     JUNE 30, 2003        JUNE 30, 2002
Revenue:
  Product                                  $       1,635   $          2,010    $      1,572    $        3,645       $        4,127
  Services                                         1,375              1,505           3,436             2,880                5,394
                                         --------------------------------------------------    -------------------------------------
    Total Revenue                                  3,010              3,515           5,008             6,525                9,521
  Cost of revenue*                                 1,422              1,574           2,669             2,996                4,372
                                         --------------------------------------------------    -------------------------------------
    Gross Margin                                   1,588              1,941           2,339             3,529                5,149

Operating expenses:
  Research and development*                        2,555              2,950           4,106             5,505                9,858
  Sales and marketing*                             2,165              2,192           4,342             4,357               10,718
  General and administrative*                      1,291                945           1,546             2,236                3,946
  Depreciation                                       203                359           1,478               562                3,160
  Amortization of intangibles                      1,156              1,156           1,011             2,312                2,164
  Stock-based compensation
    Cost of revenue                                    -                  8              54                 8                  200
    Research and development                         682                529           1,879             1,211                6,997
    Sales and marketing                              170                112             662               282                2,467
    General and administrative                         -                115             482               115                1,793
  Restructuring costs                                300                  -               -               300               16,987
  Write down of fixed assets, goodwill
    and other intangible assets                        -                  -               -                 -                4,134
                                         --------------------------------------------------    -------------------------------------
      Total operating expenses                     8,522              8,366          15,560            16,888               62,424
                                         --------------------------------------------------    -------------------------------------
Loss from operations                              (6,934)            (6,425)        (13,221)          (13,359)             (57,275)

Interest income                                       85                 93             139               178                  525
                                         --------------------------------------------------    -------------------------------------
  Net loss for the period                  $      (6,849)   $        (6,332)    $   (13,082)    $     (13,181)       $     (56,750)
                                         --------------------------------------------------    -------------------------------------

Basic and diluted net loss per share       $       (1.14)   $         (1.06)    $     (2.19)    $       (2.20)       $       (9.60)
Weighted-average number of shares used
  in computing basic and diluted net
  loss per share (in thousands)                    5,983              5,983           5,964             5,983                5,911
                                         --------------------------------------------------    -------------------------------------

724 SOLUTIONS INC.
SUMMARY OF PRO FORMA ADJUSTMENTS (UNAUDITED)
(IN 000'S OF U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)


                                                         THREE MONTHS ENDED                             SIX MONTHS ENDED
                                         --------------------------------------------------    -------------------------------------
                                           JUNE 30, 2003     MARCH 31, 2003   JUNE 30, 2002     JUNE 30, 2003        JUNE 30, 2002

GAAP NET LOSS FOR THE PERIOD                  $    (6,849)   $        (6,332) $     (13,082)     $    (13,181)    $       (56,750)

  Depreciation                                        203                359          1,478               562               3,160
  Amortization of intangibles                       1,156              1,156          1,011             2,312               2,164
  Stock- based compensation                           852                764          3,077             1,616              11,457
  Interest Income                                     (85)               (93)          (139)             (178)               (525)
  Restructuring costs                                 300                  -              -               300              16,987
  Write down of fixed assets, goodwill and
    other intangible assets                             -                  -              -                 -               4,134
  Non-recurring and acquisition charges**           1,521                280            361             1,801               4,643

                                         --------------------------------------------------    -------------------------------------
PRO FORMA NET LOSS FOR THE PERIOD             $    (2,902)   $        (3,866) $      (7,294)     $     (6,768)    $       (14,730)
                                         --------------------------------------------------    -------------------------------------
                                         --------------------------------------------------    -------------------------------------

Pro forma net loss per share                  $     (0.49)   $         (0.65) $       (1.22)     $      (1.13)    $         (2.49)

*The proforma numbers are as follows
  Cost of revenue                                   1,411              1,554          2,565             2,965               3,905
  Research and development                          1,967              2,749          4,080             4,716               7,924
  Sales and Marketing                               1,471              2,148          4,162             3,619               9,199
  General and administrative                        1,063                930          1,495             1,993               3,223

** Non-recurring and acquisition charges include Q1 direct costs related to terminated employees and direct costs related to historic acquisitions



 PROFORMA CASH RECONCILIATION
 (millions)


Cash and cash equivalents, short-term investments and
restricted cash:
  At March 31, 2003                                                  $     31.0
  At June 30, 2003                                                         25.3
                                                                     ----------
CASH USED IN QUARTER ENDED JUNE 30, 2003                             $      5.7

Non Proforma Cash amounts
Severance and Transition payments                         $  1.5
Hosting exit payments                                        0.5
Deferred consideration payments                              0.5
                                                          ------
Non proforma cash payments                                                  2.5
                                                                     ----------
PROFORMA CASH BURN IN QUARTER ENDED JUNE 30, 2003                    $      3.2

724 SOLUTIONS INC.
CONSOLIDATED BALANCE SHEETS
(in thousands of US dollars)

                                                                             JUNE 30,            December 31,
                                                                                 2003                    2002
                                                                          (UNAUDITED)

Assets

Current assets:
  Cash and cash equivalents                                             $      20,896            $     19,129
  Short-term investments                                                        2,758                  18,562
  Restricted cash                                                               1,630                     962
  Accounts receivable - trade net of allowance of $25
    (December 31, 2002 - $150)                                                  2,518                   2,211
  Prepaid expenses and other receivables                                        1,091                     819
                                                                       ---------------------------------------
                                                                               28,893                  41,683

Fixed assets                                                                      938                   1,418
Goodwill                                                                        9,097                   9,097
Other intangible assets                                                         1,156                   3,468
                                                                       ---------------------------------------
Total assets                                                             $     40,084            $     55,666
                                                                       ---------------------------------------

Liabilities and Shareholders' Equity

Current liabilities:
  Accounts payable                                                       $        940            $      1,254
  Accrued liabilities                                                           7,691                   9,892
  Note payable                                                                      -                     600
  Deferred revenue                                                                652                   1,217
  Deferred consideration                                                          983                   1,414
                                                                       ---------------------------------------
                                                                               10,266                  14,377

Shareholders' equity:
  Share capital:
    Authorized:
      Unlimited common shares
      Unlimited preferred shares
    Issued and outstanding:
      5,983,349 common shares
      (December 31, 2002 - 5,983,349)                                         764,508                 764,508
  Deferred stock-based compensation                                                 -                  (1,616)
  Accumulated deficit                                                        (734,741)               (721,560)
  Cumulative translation adjustment                                                51                     (43)
                                                                       ---------------------------------------
                                                                               29,818                  41,289
                                                                       ---------------------------------------

Contingent liabilities

                                                                       ---------------------------------------
Total liabilities and shareholders' equity                              $      40,084            $     55,666
                                                                       ---------------------------------------
                                                                       ---------------------------------------
